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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)       October 5, 2007

                              HAROLD'S STORES, INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                     1-10892                   73-1308796
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                   5919 Maple Avenue
                       Dallas, TX                                 75235
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:           (214) 366-0600


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective October 5, 2007, Mary Davich, Vice President- Merchandising, and a named executive officer for the year ended February 3, 2007, departed the Company.

     On October 8, 2007, Hilda McDuff joined the Company as Vice President-Merchandising. From 1997-2007, Ms. McDuff was Vice President Sales with HanesBrands, Inc. and from 1993-1997 she was Key Account Manager with Eileen West Sleepwear. From 1984-1993 she was a buyer with County Seat Stores. Ms. McDuff will report to Cherryl Sergeant, Chief Merchandising Officer. Information about Ms. McDuff is being provided herein solely to describe Ms, Davich's replacement and is not intended to be responsive to Item 5.02(c) as the position of Vice President-Merchandising does not meet the requirements of such item.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     HAROLD'S STORES, INC.



Date: October 10, 2007               By: /s/ Jodi L. Taylor
                                         ----------------------------
                                         Jodi L. Taylor, Chief Financial Officer





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